(BULL LOGO)
Merrill Lynch Investment Managers


Semi-Annual Report
February 28, 2002


Merrill Lynch
Global Growth
Fund, Inc.


www.mlim.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch Global Growth Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



MERRILL LYNCH GLOBAL GROWTH FUND, INC.


Worldwide Investments as of February 28, 2002



                                  Country of       Percent of
Ten Largest Equity Holdings       Origin           Net Assets

Wal-Mart Stores, Inc.             United States        4.9%
Lowe's Companies, Inc.            United States        4.1
AOL Time Warner Inc.              United States        2.9
Sony Corporation                  Japan                2.9
Citigroup Inc.                    United States        2.7
The Walt Disney Company           United States        2.5
Novartis AG (Registered Shares)   Switzerland          2.3
Microsoft Corporation             United States        2.2
Koninklijke Ahold NV              Netherlands          2.1
GlaxoSmithKline PLC               United Kingdom       2.1



                                                   Percent of
Five Largest Industries                            Net Assets

Pharmaceuticals                                       11.5%
Media                                                 10.4
Specialty Retail                                       8.0
Household Durables                                     7.5
Multiline Retail                                       6.6



Merrill Lynch Global Growth Fund, Inc., February 28, 2002


DEAR SHAREHOLDER


Portfolio Matters
For the six-month period ended February 28, 2002, Merrill Lynch Global Growth Fund, Inc.'s Class A, Class B, Class C and Class D Shares had total returns of -7.38%, -7.91%, -7.91% and -7.52%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 4 and 5 of this report to shareholders.) This compares with a total return of -4.18% for the Lipper Global Funds Average for the same period. During the last two years, the global funds with a value-oriented style of investment have provided significantly better total investment returns than growth stock-oriented funds.

From our viewpoint, business conditions reports from around the globe have started to show a marked recovery in consumer confidence and spending intentions since early December 2001. At that time, we began to shift the Fund's investment strategy toward a cyclical growth orientation. We increased our investment weighting in Japanese companies that are major exporters to US consumers, by adding equity investments in Honda Motor Co., Ltd., Sony Corporation, Pioneer Corporation and Sharp Corporation.

During the six-month period ended February 28, 2002, the relatively poor investment performance on an absolute and comparative basis was because of our significant investment weighting of companies in the pharmaceuticals, insurance and diversified financial services industries, which represented 55.3% of net assets at the beginning of the period. Stock investments in the major companies in these industries produced negative investment returns for the six months ended February 28, 2002. Also, our bigger equity investments in the leading media and entertainment companies, with the exception of Viacom, Inc., produced poor relative total investment returns during the period. The first major recession in business activity in over a decade ravaged the advertising revenues of the larger US entertainment and media companies held by the Fund. We started to reduce our weighting in the information technology sector back in August 2000 in anticipation of a downturn in business activity, which was commensurate with our expectations. However, there has been an anticipated recovery in the business prospects for the valuations of stocks in this sector. The Fund's relatively modest investment exposure in this area reduced investment returns during the last six months.

Since late January 2002, we have been rebuilding the Fund's investment exposure to major companies in the computers and related electronics segment of the information technology sector. As of February 28, 2002, we had almost 16% of net assets invested in this sector. This compares to 0.4% on August 31, 2001. We increased our weighting in the information technology sector because the outlook for real economic growth in the United States and globally, with the exception of Argentina, appears to be improving.

Durable goods orders for computers and related electronics in the United States was in a rising trend at a seasonally adjusted rate of over 20% in the fourth quarter of 2001. The upturn has continued as shown in the most recent US Government reports on durable goods orders and production of business equipment for January 2002. It appears there is a rising real rate of growth for consumer spending on housing, household goods, computers and electronic entertainment as well as entertainment media. Most of the Fund's equity investments in the US entertainment and media sector in the last six months had significant negative investment returns. We held investments in AOL Time Warner Inc., The Walt Disney Company and Clear Channel Communications, Inc. because we have anticipated a recovery in real consumer spending and eventually advertising and entertainment spending.

The rise in the rate of real growth of consumer spending may be a result of the meaningful tax rebate in 2001 for lower-income and middle-income households, the relatively low interest rates for housing and consumer durable goods financing, the relatively low energy costs, the deflation overall of the cost of household goods and services and the substantial reduction in Federal tax rates for lower and middle-income households forthcoming in the year 2002.

The overall economic outlook may be improving as many economists have recently doubled the absolute percentage gain anticipated for the real growth of the US economy in the first quarter of 2002. The positive real growth for the US economy with an overall decline in consumer prices for the fourth quarter of 2001 was a distinct surprise for most economists. We kept a significant investment weighting in the US consumer discretionary spending sector for most of the last six months. The Fund experienced meaningful stock price appreciation for most of its investments in major US retail companies. Stock price gains were also experienced in selected investments in beverage, health care, insurance and banking company holdings.

During the six months ended February 28, 2002, real economic growth rates around the globe deteriorated. Because we anticipated reduced real growth prospects, we focused on equity investments in the pharmaceuticals, insurance and diversified financials industries six months ago. However, our strategy did not work from a practical viewpoint. The change in US Federal Reserve Board policy toward an aggressive easing that started in early January 2001 as well as the very positive tax reduction policy in early 2001 caused investors to anticipate a global cyclical recovery in real rates of economic growth and corporate profits. We had a meaningful stock weighting as a percentage of net assets in major US discount retailers. However, it was not significant enough to offset the declines of stock valuations in the Fund's pharmaceuticals, insurance and financial stocks that we held in Europe. The Fund's ten largest equity weightings as a percentage of net assets at February 28, 2002 were Wal-Mart Stores, Inc., Lowe's Companies, Inc., AOL Time Warner Inc., Sony Corporation, Citigroup Inc., The Walt Disney Company, Novartis AG, Microsoft Corporation, Koninklijke Ahold NV and GlaxoSmithKline PLC. The consumer discretionary sector of the Fund at February 28, 2002 stood at about 35% of the net assets. (For complete listings of the Fund's ten largest holdings and five largest industries, see page 1 of this report to shareholders.)


Market Outlook
The US Federal Reserve Board reduced the Federal Funds rate to a record low in the last 40 years. The consumer price deflator for the fourth quarter of 2001 was negative. Worker productivity has been revised up to more than 5% for the same period. One could infer that this reflects the concerns of the Federal Reserve Board to revive real economic growth in the US economy. Inflation appears to be a concern only in the futures markets for precious metals and some industrial commodities. For the first time in our recollection, corporations around the world, from Japan to Europe to the United States, are downsizing and restructuring to produce higher real rates of return. This may provide for a period of higher real rates of return on stocks, as US household spenders seem to be responding by increasing the real rate of growth of spending from incentives of lower prices, lower interest rates and lower Federal tax rates for middle-income and lower-income households. What is very encouraging is that corporations appear to be willing to increase orders for capital investment in computing technology at this early stage of a recovery in consumer spending growth rates. As a result, we are moving the structure of the Fund's equity holdings in the same direction.


In Conclusion
During the six months ended February 28, 2002, we shifted the investment strategy of the Fund. We responded to what we believe is the evolving reality of the global economy as we perceive the recovery from the first serious decline in real growth rates from a global perspective in more than ten years. Unfortunately, comparative and absolute investment returns in large-capitalization growth companies, where the Fund is focused, have been negative for almost two years. What we find encouraging is that top executives of most major global corporations are responding to the challenge of improving corporate returns on shareholder equity. The recent signs from our viewpoint of a recovery in global real economic growth may produce better corporate rates of returns and stock market returns in the future for these large corporations.

We thank you for your investment in Merrill Lynch Global Growth
Fund, Inc., and we look forward to sharing our investment outlook and strategy with you again in our annual report to shareholders.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Lawrence R. Fuller)
Lawrence R. Fuller
Senior Vice President and Portfolio Manager



April 1, 2002



Merrill Lynch Global Growth Fund, Inc., February 28, 2002


PERFORMANCE DATA


About Fund Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Effective June 1, 2001, Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Average Annual
Total Return


                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 12/31/01                   -26.33%        -30.20%
Inception (10/31/97) through 12/31/01     + 4.00         + 2.66

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



                                         % Return        % Return
                                       Without CDSC    With CDSC**
Class B Shares*

One Year Ended 12/31/01                   -27.07%        -29.99%
Inception (10/31/97) through 12/31/01     + 2.94         + 2.58

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**Assuming payment of applicable contingent deferred sales charge.



                                         % Return        % Return
                                       Without CDSC    With CDSC**
Class C Shares*

One Year Ended 12/31/01                   -27.13%        -27.86%
Inception (10/31/97) through 12/31/01     + 2.93         + 2.93

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**Assuming payment of applicable contingent deferred sales charge.



                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class D Shares*

One Year Ended 12/31/01                   -26.47%        -30.33%
Inception (10/31/97) through 12/31/01     + 3.75         + 2.42

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


Recent Performance Results*

                                                6-Month        12-Month     Since Inception
As of February 28, 2002                       Total Return   Total Return     Total Return
ML Global Growth Fund, Inc. Class A Shares        -7.38%        -24.57%         +9.97%
ML Global Growth Fund, Inc. Class B Shares        -7.91         -25.39          +5.15
ML Global Growth Fund, Inc. Class C Shares        -7.91         -25.30          +5.22
ML Global Growth Fund, Inc. Class D Shares        -7.52         -24.81          +8.73

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The
Fund commenced operations on 10/31/97.


SCHEDULE OF INVESTMENTS                                                                                     (in US dollars)

NORTH                             Shares                                                                         Percent of
AMERICA        Industries          Held               Investments                          Cost          Value   Net Assets
Canada         Media            1,515,900   ++Rogers Communications, Inc. 'B'        $   26,656,272   $   21,918,903   1.8%

                                            Total Investments in Canada                  26,656,272       21,918,903    1.8


United         Biotechnology      240,000   ++Amgen Inc.                                 14,048,496       13,915,200    1.2
States
               Commercial         170,000   First Data Corporation                       14,086,440       13,858,400    1.2
               Services &
               Supplies

               Communications     303,000   ++QUALCOMM Incorporated                      14,068,756       10,071,720    0.8
               Equipment

               Computers &        730,000   ++Dell Computer Corporation                  19,414,336       18,016,400    1.5
               Peripherals        150,000   International Business Machines
                                            Corporation                                  16,019,599       14,718,000    1.2
                                1,275,000   ++Sun Microsystems, Inc.                     13,189,352       10,837,500    0.9
                                                                                     --------------   --------------  -----
                                                                                         48,623,287       43,571,900    3.6

               Diversified        715,000   Citigroup Inc.                               32,269,792       32,353,750    2.7
               Financials         155,000   Fannie Mae                                   12,689,859       12,128,750    1.0
                                                                                     --------------   --------------  -----
                                                                                         44,959,651       44,482,500    3.7

               Electrical         100,000   Emerson Electric Co.                          5,777,550        5,759,000    0.5
               Equipment

               Energy             430,000   Baker Hughes Incorporated                    13,836,899       15,183,300    1.3
               Equipment &        325,000   Schlumberger Limited                         17,852,461       18,918,250    1.5
               Services           430,000   Transocean Sedco Forex Inc.                  12,344,499       12,044,300    1.0
                                                                                     --------------   --------------  -----
                                                                                         44,033,859       46,145,850    3.8

               Food & Drug        520,000   SYSCO Corporation                            14,224,619       15,376,400    1.3
               Retailing

               Health Care         32,000   UnitedHealth Group Incorporated               2,398,093        2,319,680    0.2
               Providers &
               Services

               Insurance          325,000   American International Group, Inc.           25,646,610       24,040,250    2.0

               Media            1,433,000   ++AOL Time Warner Inc.                       41,875,274       35,538,400    2.9
                                  311,000   ++Viacom, Inc. (Class B)                     14,406,136       14,477,050    1.2
                                1,300,000   The Walt Disney Company                      42,346,013       29,900,000    2.5
                                                                                     --------------   --------------  -----
                                                                                         98,627,423       79,915,450    6.6



Merrill Lynch Global Growth Fund, Inc., February 28, 2002


SCHEDULE OF INVESTMENTS (continued)                                                                         (in US dollars)

NORTH AMERICA                     Shares                                                                         Percent of
(concluded)    Industries          Held               Investments                          Cost          Value   Net Assets
United         Multiline          315,000   Family Dollar Stores, Inc.               $    9,172,063   $   10,344,600   0.8%
States         Retail             265,000   Target Corporation                            9,823,421       11,103,500    0.9
(concluded)                       950,000   Wal-Mart Stores, Inc.                        49,601,645       58,909,500    4.9
                                                                                     --------------   --------------  -----
                                                                                         68,597,129       80,357,600    6.6

               Pharmaceuticals    180,000   Allergan Inc.                                12,055,974       11,671,200    1.0
                                  260,000   Johnson & Johnson                            14,574,403       15,834,000    1.3
                                  611,000   Pfizer Inc.                                  24,834,706       25,026,560    2.0
                                                                                     --------------   --------------  -----
                                                                                         51,465,083       52,531,760    4.3

               Semiconductor      290,000   ++Applied Materials, Inc.                    12,826,081       12,609,200    1.0
               Equipment &        600,000   Intel Corporation                            20,070,387       17,124,000    1.4
               Products           215,000   ++KLA-Tencor Corporation                     13,010,473       12,444,200    1.1
                                  160,000   ++Micron Technology, Inc.                     6,221,952        5,144,000    0.4
                                                                                     --------------   --------------  -----
                                                                                         52,128,893       47,321,400    3.9

               Software           455,000   ++Microsoft Corporation                      29,490,506       26,540,150    2.2
                                  561,400   ++Oracle Corporation                          9,293,613        9,319,240    0.8
                                  195,000   ++Siebel Systems, Inc.                        6,767,085        5,411,250    0.4
                                                                                     --------------   --------------  -----
                                                                                         45,551,204       41,270,640    3.4

               Specialty          540,000   ++Bed Bath & Beyond Inc.                     17,731,615       18,025,200    1.5
               Retail             270,000   The Home Depot, Inc.                         11,380,691       13,500,000    1.1
                                1,100,000   Lowe's Companies, Inc.                       42,558,512       49,775,000    4.1
                                                                                     --------------   --------------  -----
                                                                                         71,670,818       81,300,200    6.7

                                            Total Investments in the United States      615,907,911      602,237,950   49.8


                                            Total Investments in North America          642,564,183      624,156,853   51.6



PACIFIC
BASIN

Japan          Automobiles        430,000   Honda Motor Co., Ltd.                        16,568,293       17,190,361    1.4

               Household          320,000   Pioneer Corporation                           7,376,218        6,121,427    0.5
               Durables         1,200,000   Sharp Corporation                            13,466,324       14,347,095    1.2
                                  780,000   Sony Corporation                             36,993,412       35,437,325    2.9
                                                                                     --------------   --------------  -----
                                                                                         57,835,954       55,905,847    4.6

               Office             470,000   Canon, Inc.                                  16,732,151       16,471,511    1.4
               Electronics

               Wireless             1,175   NTT DoCoMo, Inc.                             22,926,519       12,204,371    1.0
               Telecommunication
               Services


                                            Total Investments in the Pacific Basin      114,062,917      101,772,090    8.4


WESTERN
EUROPE

Finland        Communications     460,000   Nokia Oyj (Series A)                         11,004,814        9,776,403    0.8
               Equipment

                                            Total Investments in Finland                 11,004,814        9,776,403    0.8


France         Diversified        420,000   France Telecom SA                            17,207,224       11,062,485    0.9
               Telecommunication
               Services

               Hotels,            251,000   Accor SA                                      8,929,919        9,216,532    0.8
               Restaurants &
               Leisure

               Household          303,000   ++Thomson Multimedia                          9,233,911        7,860,229    0.6
               Durables

               Media              383,000   Societe Television Francaise 1                9,314,828        8,918,461    0.7

               Personal            75,000   L'Oreal SA                                    3,826,555        5,241,900    0.5
               Products

               Pharmaceuticals    230,000   Aventis SA                                   13,072,049       16,970,435    1.4
                                  250,300   Sanofi-Synthelabo SA                         14,233,143       16,433,071    1.4
                                                                                     --------------   --------------  -----
                                                                                         27,305,192       33,403,506    2.8

               Semiconductor      210,000   STMicroelectronics NV                         6,430,121        6,225,146    0.5
               Equipment &
               Products

                                            Total Investments in France                  82,247,750       81,928,259    6.8


Germany        Automobiles         34,000   Porsche AG (Preferred)                       13,803,372       14,763,820    1.2

               Diversified        970,000   Deutsche Telekom AG
               Telecommunication            (Registered Shares)                          16,943,285       13,718,467    1.1
               Services

               Industrial         210,000   Siemens AG                                   12,476,462       12,406,695    1.0
               Conglomerates

               Insurance           59,000   Allianz AG (Registered Shares)               16,778,699       13,218,065    1.1

               Software           112,000   SAP AG (Systeme, Anwendungen,
                                            Produkte in der Datenverarbeitung)           16,304,863       15,307,040    1.3

                                            Total Investments in Germany                 76,306,681       69,414,087    5.7


Italy          Banks            2,725,000   Unicredito Italiano SpA                      12,586,007       10,607,063    0.9

               Insurance          493,930   Assicurazioni Generali                       12,303,782       12,232,152    1.0

               Media            8,700,000   ++Seat Pagine Gialle SpA                      7,046,183        6,592,338    0.5

               Wireless         2,600,000   Telecom Italia Mobile (TIM) SpA              14,520,636       12,234,560    1.0
               Telecommunication
               Services

                                            Total Investments in Italy                   46,456,608       41,666,113    3.4


Netherlands    Diversified        500,000   ING GROEP                                    10,833,425       11,889,425    1.0
               Financials

               Food & Drug      1,125,000   Koninklijke Ahold NV                         34,676,660       25,933,781    2.1
               Retailing

               Household          710,000   Koninklijke (Royal) Philips
               Durables                     Electronics NV                               20,579,981       18,547,330    1.6

               Insurance          560,000   Aegon NV                                     13,813,686       12,187,504    1.0

                                            Total Investments in the Netherlands         79,903,752       68,558,040    5.7



Merrill Lynch Global Growth Fund, Inc., February 28, 2002


SCHEDULE OF INVESTMENTS (concluded)                                                                         (in US dollars)

WESTERN EUROPE                    Shares                                                                         Percent of
(concluded)    Industries          Held               Investments                          Cost          Value   Net Assets
Spain          Diversified      1,210,000   ++Telefonica SA                          $   16,220,784   $   14,108,842   1.2%
               Telecommunication
               Services

               Media            2,600,000   Telefonica Publicidad e
                                            Informacion, SA                              15,437,408        9,985,560    0.8

                                            Total Investments in Spain                   31,658,192       24,094,402    2.0


Sweden         Household          445,000   Electrolux AB 'B'                             6,575,148        7,995,107    0.7
               Durables

                                            Total Investments in Sweden                   6,575,148        7,995,107    0.7


Switzerland    Banks              374,000   Credit Suisse Group                          15,955,244       12,924,548    1.1

               Insurance          176,000   Swiss Re (Registered Shares)                 18,775,364       15,824,924    1.3

               Pharmaceuticals    735,000   Novartis AG (Registered Shares)              29,235,403       27,922,583    2.3

                                            Total Investments in Switzerland             63,966,011       56,672,055    4.7


United         Food             1,070,000   Unilever PLC                                  8,215,359        8,868,571    0.8
Kingdom        Products

               Pharmaceuticals  1,036,928   GlaxoSmithKline PLC                          28,333,568       25,284,718    2.1

               Specialty        2,410,000   Dixons Group PLC                              8,355,878        8,163,846    0.7
               Retail           1,480,000   Kingfisher PLC                                8,226,891        7,933,652    0.6
                                                                                     --------------   --------------  -----
                                                                                         16,582,769       16,097,498    1.3

                                            Total Investments in the United Kingdom      53,131,696       50,250,787    4.2


                                            Total Investments in Western Europe         451,250,652      410,355,253   34.0



SHORT-TERM                         Face
SECURITIES                        Amount                 Issue
               Commercial     $54,648,000   General Motors Acceptance Corp.,
               Paper*                       1.98% due3/01/2002                           54,648,000       54,648,000    4.5

                                            Total Investments in Short-Term
                                            Securities                                   54,648,000       54,648,000    4.5


               Total Investments                                                     $1,262,525,752    1,190,932,196   98.5
                                                                                     ==============
               Other Assets Less Liabilities                                                              18,492,135    1.5
                                                                                                      -------------- ------
               Net Assets                                                                             $1,209,424,331 100.0%
                                                                                                      ============== ======

++Non-income producing security.
*Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.

See Notes to Financial Statements.


STATEMENT OF ASSETS AND LIABILITIES

                As of February 28, 2002
Assets:         Investments, at value (including securities loaned of $114,725,244)
                (identified cost--$1,262,525,752)                                                            $1,190,932,196
                Cash                                                                                                    860
                Foreign cash (Cost--$872,064)                                                                       852,296
                Investments held as collateral for loaned securities, at value                                  119,059,773
                Receivables:
                   Securities sold                                                         $   47,178,271
                   Dividends                                                                    2,002,810
                   Capital shares sold                                                            130,412
                   Loaned securities                                                               30,534        49,342,027
                                                                                           --------------
                Prepaid registration fees and expenses                                                              161,972
                                                                                                             --------------
                Total assets                                                                                  1,360,349,124
                                                                                                             --------------

Liabilities:    Collateral on securities loaned, at value                                                       119,059,773
                Payables:
                   Securities purchased                                                        24,569,386
                   Capital shares redeemed                                                      5,097,597
                   Distributor                                                                    748,129
                   Investment adviser                                                             682,229        31,097,341
                                                                                           --------------
                Accrued expenses                                                                                    767,679
                                                                                                             --------------
                Total liabilities                                                                               150,924,793
                                                                                                             --------------

Net Assets:     Net assets                                                                                   $1,209,424,331
                                                                                                             ==============

Net Assets      Class A Shares of Common Stock, $.10 par value, 100,000,000
Consist of:     shares authorized                                                                            $    1,210,383
                Class B Shares of Common Stock, $.10 par value, 300,000,000
                shares authorized                                                                                 8,788,730
                Class C Shares of Common Stock, $.10 par value, 100,000,000
                shares authorized                                                                                 1,743,397
                Class D Shares of Common Stock, $.10 par value, 100,000,000
                shares authorized                                                                                 2,244,674
                Paid-in capital in excess of par                                                              1,661,952,040
                Accumulated investment loss--net                                                                (5,064,953)
                Undistributed realized capital losses on investments and foreign
                currency transactions--net                                                                    (389,758,910)
                Unrealized depreciation on investments and foreign currency
                transactions--net                                                                              (71,691,030)
                                                                                                             --------------
                Net assets                                                                                   $1,209,424,331
                                                                                                             ==============

Net Asset       Class A--Based on net assets of $106,247,873 and 12,103,833
Value:                   shares outstanding                                                                  $         8.78
                                                                                                             ==============
                Class B--Based on net assets of $756,981,060 and 87,887,296
                         shares outstanding                                                                  $         8.61
                                                                                                             ==============
                Class C--Based on net assets of $150,196,381 and 17,433,975
                         shares outstanding                                                                  $         8.62
                                                                                                             ==============
                Class D--Based on net assets of $195,999,017 and 22,446,736
                         shares outstanding                                                                  $         8.73
                                                                                                             ==============

See Notes to Financial Statements.


Merrill Lynch Global Growth Fund, Inc., February 28, 2002


STATEMENT OF OPERATIONS

                For the Six Months Ended February 28, 2002
Investment      Dividends (net of $126,191 foreign withholding tax)                                          $    4,289,762
Income:         Interest                                                                                            941,015
                Securities lending--net                                                                             370,530
                                                                                                             --------------
                Total income                                                                                      5,601,307
                                                                                                             --------------

Expenses:       Investment advisory fees                                                   $    5,263,738
                Account maintenance and distribution fees--Class B                              4,439,801
                Transfer agent fees--Class B                                                    1,053,492
                Account maintenance and distribution fees--Class C                                854,283
                Account maintenance fees--Class D                                                 268,253
                Accounting services                                                               252,458
                Transfer agent fees--Class D                                                      222,930
                Transfer agent fees--Class C                                                      214,447
                Custodian fees                                                                    170,121
                Transfer agent fees--Class A                                                      134,972
                Professional fees                                                                  62,189
                Printing and shareholder reports                                                   57,089
                Directors' fees and expenses                                                       36,799
                Registration fees                                                                  36,229
                Pricing fees                                                                        2,893
                Other                                                                              38,381
                                                                                           --------------
                Total expenses                                                                                   13,108,075
                                                                                                             --------------
                Investment loss--net                                                                            (7,506,768)

Realized &      Realized loss from:
Unrealized         Investments--net                                                         (152,008,736)
Gain (Loss)        Foreign currency transactions--net                                         (1,806,541)     (153,815,277)
on Investments                                                                             --------------
& Foreign       Change in unrealized depreciation on:
Currency           Investments--net                                                            44,085,099
Transactions--     Foreign currency transactions--net                                              19,016        44,104,115
Net:                                                                                       --------------    --------------
                Net Decrease in Net Assets Resulting from Operations                                         $(117,217,930)
                                                                                                             ==============

See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS

                                                                                           For the Six           For the
                                                                                           Months Ended         Year Ended
                                                                                           February 28,         August 31,
                Increase (Decrease) in Net Assets:                                             2002                2001
Operations:     Investment loss--net                                                       $  (7,506,768)   $  (13,895,780)
                Realized loss on investments and foreign currency transactions--net         (153,815,277)     (198,103,770)
                Change in unrealized appreciation/depreciation on investments
                and foreign currency transactions--net                                         44,104,115   (1,105,077,284)
                                                                                           --------------   ---------------
                Net decrease in net assets resulting from operations                        (117,217,930)   (1,317,076,834)
                                                                                           --------------   ---------------

Distributions   Realized gain on investments--net:
to                 Class A                                                                             --       (9,602,949)
Shareholders:      Class B                                                                             --      (67,595,576)
                   Class C                                                                             --      (12,641,927)
                   Class D                                                                             --      (16,800,735)
                In excess of realized gain on investments--net:
                   Class A                                                                             --      (21,307,342)
                   Class B                                                                             --     (149,983,306)
                   Class C                                                                             --      (28,050,328)
                   Class D                                                                             --      (37,278,027)
                                                                                           --------------   ---------------
                Net decrease in net assets resulting from distributions to shareholders                --     (343,260,190)
                                                                                           --------------   ---------------

Capital Share   Net decrease in net assets derived from capital share transactions          (313,551,354)     (216,173,152)
Transactions:                                                                              --------------   ---------------

Net Assets:     Total decrease in net assets                                                (430,769,284)   (1,876,510,176)
                Beginning of period                                                         1,640,193,615     3,516,703,791
                                                                                           --------------   ---------------
                End of period*                                                             $1,209,424,331   $ 1,640,193,615
                                                                                           ==============   ===============

                *Undistributed (accumulated) investment income (loss)--net                 $  (5,064,953)   $     2,441,815
                                                                                           ==============   ===============

See Notes to Financial Statements.


Merrill Lynch Global Growth Fund, Inc., February 28, 2002


FINANCIAL HIGHLIGHTS

The following per share data and ratios                                                   Class A
have been derived from information                          For the Six                                      For the Period
provided in the financial statements.                       Months Ended                                    Oct. 31, 1997++
                                                            February 28,      For the Year Ended August 31,   to Aug. 31,
Increase (Decrease) in Net Asset Value:                         2002         2001         2000         1999          1998
Per Share       Net asset value, beginning of period         $     9.48   $    18.01   $    13.55   $    10.78   $    10.00
Operating                                                    ----------   ----------   ----------   ----------   ----------
Performance:    Investment income (loss)--net                 (.01)++++      .03++++    (.02)++++      .11++++          .06
                Realized and unrealized gain (loss)
                on investments and foreign
                currency transactions--net                        (.69)       (6.65)         5.51         2.93          .72
                                                             ----------   ----------   ----------   ----------   ----------
                Total from investment operations                  (.70)       (6.62)         5.49         3.04          .78
                                                             ----------   ----------   ----------   ----------   ----------
                Less distributions:
                   Realized gain on investments--net                 --        (.59)           --        (.18)           --
                   In excess of realized gain on
                   investments--net                                  --       (1.32)       (1.03)        (.09)           --
                                                             ----------   ----------   ----------   ----------   ----------
                Total distributions                                  --       (1.91)       (1.03)        (.27)           --
                                                             ----------   ----------   ----------   ----------   ----------
                Net asset value, end of period               $     8.78   $     9.48   $    18.01   $    13.55   $    10.78
                                                             ==========   ==========   ==========   ==========   ==========

Total           Based on net asset value per share           (7.38%)+++     (39.39%)       41.47%       28.46%     7.80%+++
Investment                                                   ==========   ==========   ==========   ==========   ==========
Return:**

Ratios to       Expenses                                        1.05%*          .93%         .87%         .90%         .98*
Average                                                      ==========   ==========   ==========   ==========   ==========
Net Assets:     Investment income (loss)--net                   (.24%)*         .25%       (.09%)         .88%       1.00%*
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental    Net assets, end of period (in thousands)     $  106,248   $  155,922   $  288,517   $  171,140   $   80,525
Data:                                                        ==========   ==========   ==========   ==========   ==========
                Portfolio turnover                               60.28%      126.37%       75.48%       46.91%      29.67%*
                                                             ==========   ==========   ==========   ==========   ==========



The following per share data and ratios                                                   Class B
have been derived from information                          For the Six                                      For the Period
provided in the financial statements.                       Months Ended                                    Oct. 31, 1997++
                                                            February 28,      For the Year Ended August 31,   to Aug. 31,
Increase (Decrease) in Net Asset Value:                         2002         2001         2000         1999          1998
Per Share       Net asset value, beginning of period         $     9.35   $    17.75   $    13.39   $    10.68   $    10.00
Operating                                                    ----------   ----------   ----------   ----------   ----------
Performance:    Investment income (loss)--net                 (.06)++++    (.10)++++    (.18)++++    (.03)++++      --+++++
                Realized and unrealized gain (loss)
                on investments and foreign
                currency transactions--net                        (.68)       (6.56)         5.44         2.92          .68
                                                             ----------   ----------   ----------   ----------   ----------
                Total from investment operations                  (.74)       (6.66)         5.26         2.89          .68
                                                             ----------   ----------   ----------   ----------   ----------
                Less distributions:
                   Realized gain on investments--net                 --        (.54)        (.90)        (.18)           --
                   In excess of realized gain on
                   investments--net                                  --       (1.20)           --      --+++++           --
                                                             ----------   ----------   ----------   ----------   ----------
                Total distributions                                  --       (1.74)        (.90)        (.18)           --
                                                             ----------   ----------   ----------   ----------   ----------
                Net asset value, end of period               $     8.61   $     9.35   $    17.75   $    13.39   $    10.68
                                                             ==========   ==========   ==========   ==========   ==========

Total           Based on net asset value per share           (7.91%)+++     (40.01%)       40.04%       27.27%     6.80%+++
Investment                                                   ==========   ==========   ==========   ==========   ==========
Return:**

Ratios to       Expenses                                         2.08%*        1.95%        1.88%        1.91%       1.99%*
Average                                                      ==========   ==========   ==========   ==========   ==========
Net Assets:     Investment income (loss)--net                  (1.28%)*       (.77%)      (1.11%)       (.27%)        .05%*
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental    Net assets, end of period (in thousands)     $  756,981   $1,046,889   $2,293,020   $1,677,022   $1,261,129
Data:                                                        ==========   ==========   ==========   ==========   ==========
                Portfolio turnover                               60.28%      126.37%       75.48%       46.91%       29.67%
                                                             ==========   ==========   ==========   ==========   ==========



The following per share data and ratios                                                   Class C
have been derived from information                          For the Six                                      For the Period
provided in the financial statements.                       Months Ended                                    Oct. 31, 1997++
                                                            February 28,      For the Year Ended August 31,   to Aug. 31,
Increase (Decrease) in Net Asset Value:                         2002         2001         2000         1999          1998
Per Share       Net asset value, beginning of period         $     9.36   $    17.76   $    13.39   $    10.68   $    10.00
Operating                                                    ----------   ----------   ----------   ----------   ----------
Performance:    Investment income (loss)--net                 (.06)++++    (.10)++++    (.19)++++    (.04)++++      --+++++
                Realized and unrealized gain (loss)
                on investments and foreign
                currency transactions--net                        (.68)       (6.56)         5.45         2.93          .68
                                                             ----------   ----------   ----------   ----------   ----------
                Total from investment operations                  (.74)       (6.66)         5.26         2.89          .68
                                                             ----------   ----------   ----------   ----------   ----------
                Less distributions:
                   Realized gain on investments--net                 --        (.54)        (.89)        (.18)           --
                   In excess of realized gain on
                   investments--net                                  --       (1.20)           --           --           --
                                                             ----------   ----------   ----------   ----------   ----------
                Total distributions                                  --       (1.74)        (.89)        (.18)           --
                                                             ----------   ----------   ----------   ----------   ----------
                Net asset value, end of period               $     8.62   $     9.36   $    17.76   $    13.39   $    10.68
                                                             ==========   ==========   ==========   ==========   ==========

Total           Based on net asset value per share           (7.91%)+++     (39.97%)       40.05%       27.23%     6.80%+++
Investment                                                   ==========   ==========   ==========   ==========   ==========
Return:**

Ratios to       Expenses                                         2.09%*        1.96%        1.89%        1.92%       1.99%*
Average                                                      ==========   ==========   ==========   ==========   ==========
Net Assets:     Investment income (loss)--net                  (1.30%)*       (.78%)      (1.12%)       (.30%)        .04%*
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental    Net assets, end of period (in thousands)     $  150,196   $  197,356   $  423,800   $  302,247   $  249,208
Data:                                                        ==========   ==========   ==========   ==========   ==========
                Portfolio turnover                               60.28%      126.37%       75.48%       46.91%       29.67%
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Commencement of operations.
++++Based on average shares outstanding.
+++Aggregate total investment return.
+++++Amount is less than $.01 per share.

See Notes to Financial Statements.



Merrill Lynch Global Growth Fund, Inc., February 28, 2002


FINANCIAL HIGHLIGHTS (concluded)

The following per share data and ratios                                                   Class D
have been derived from information                          For the Six                                      For the Period
provided in the financial statements.                       Months Ended                                    Oct. 31, 1997++
                                                            February 28,      For the Year Ended August 31,   to Aug. 31,
Increase (Decrease) in Net Asset Value:                         2002         2001         2000         1999          1998
Per Share       Net asset value, beginning of period         $     9.44   $    17.95   $    13.51   $    10.75   $    10.00
Operating                                                    ----------   ----------   ----------   ----------   ----------
Performance:    Investment income (loss)--net                 (.02)++++  --+++++++++    (.06)++++      .07++++          .07
                Realized and unrealized gain (loss)
                on investments and foreign
                currency transactions--net                        (.69)       (6.64)         5.50         2.94          .68
                                                             ----------   ----------   ----------   ----------   ----------
                Total from investment operations                  (.71)       (6.64)         5.44         3.01          .75
                                                             ----------   ----------   ----------   ----------   ----------
                Less distributions:
                   Realized gain on investments--net                 --        (.58)       (1.00)        (.18)           --
                   In excess of realized gain on
                   investments--net                                  --       (1.29)           --        (.07)           --
                                                             ----------   ----------   ----------   ----------   ----------
                Total distributions                                  --       (1.87)       (1.00)        (.25)           --
                                                             ----------   ----------   ----------   ----------   ----------
                Net asset value, end of period               $     8.73   $     9.44   $    17.95   $    13.51   $    10.75
                                                             ==========   ==========   ==========   ==========   ==========

Total           Based on net asset value per share           (7.52%)+++     (39.58%)       41.18%       28.21%     7.50%+++
Investment                                                   ==========   ==========   ==========   ==========   ==========
Return:**

Ratios to       Expenses                                         1.30%*        1.18%        1.12%        1.14%       1.22%*
Average                                                      ==========   ==========   ==========   ==========   ==========
Net Assets:     Investment income (loss)--net                   (.51%)*      (.001%)       (.35%)         .51%        .82%*
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental    Net assets, end of period (in thousands)     $  195,999   $  240,027   $  511,367   $  301,552   $  212,274
Data:                                                        ==========   ==========   ==========   ==========   ==========
                Portfolio turnover                               60.28%      126.37%       75.48%       46.91%       29.67%
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Commencement of operations.
++++Based on average shares outstanding.
+++Aggregate total investment return.
+++++Amount is less than $.01 per share.

See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Global Growth Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and
Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.



Merrill Lynch Global Growth Fund, Inc., February 28, 2002


NOTES TO FINANCIAL STATEMENTS (continued)


* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g )Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for foreign currency transactions.

(h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the US government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of loaned securities. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at an annual rate of .75% of the average daily net assets not exceeding $1.5 billion and .725% of the average daily net assets in excess of $1.5 billion.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                           Account
                         Maintenance        Distribution
                             Fee                Fee

Class B                      .25%               .75%
Class C                      .25%               .75%
Class D                      .25%                 --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended February 28, 2002, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                             FAMD              MLPF&S

Class A                     $   36             $ 1,239
Class D                     $1,632             $25,761


For the six months ended February 28, 2002, MLPF&S received contingent deferred sales charges of $525,582 and $6,847 relating to transactions in Class B and Class C Shares, respectively.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. As of February 28, 2002, the Fund lent securities with a value of $12,023,086 to MLPF&S. Pursuant to that order, the Fund also has retained QA Advisors, LLC ("QA Advisors"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. QA Advisors may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by QA Advisors or in registered money market funds advisors by MLIM or its affiliates. As of February 28, 2002, cash collateral of $29,809,579 was invested in the Money Market Series of the Merrill Lynch Liquidity Series, LLC and $89,250,194 was invested in the Merrill Lynch Premier Institutional Fund. For the six months ended February 28, 2002, QA Advisors received $12,286 in securities lending agent fees.

In addition, MLPF&S received $573,827 in commissions on the execution of portfolio security transactions for the Fund for the six months ended February 28, 2002.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended February 28, 2002, the Fund reimbursed MLIM $31,100 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended February 28, 2002 were $798,633,826 and $1,126,399,350, respectively.

Net realized losses for the six months ended February 28, 2002 and net unrealized losses as of February 28, 2002 were as follows:


                                      Realized         Unrealized
                                       Losses            Losses

Long-term investments             $(152,008,736)     $ (71,593,556)
Foreign currency transactions        (1,806,541)           (97,474)
                                  --------------     --------------
Total                             $(153,815,277)     $ (71,691,030)
                                  ==============     ==============


As of February 28, 2002, net unrealized depreciation for Federal income tax purposes aggregated $71,593,556, of which $39,978,503 related to appreciated securities and $111,572,059 related to depreciated securities. At February 28, 2002, the aggregate cost of investments for Federal income tax purposes was $1,262,525,752.


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $313,551,354 and $216,173,152 for the six months ended February 28, 2002 and for the year ended August 31, 2001, respectively.



Merrill Lynch Global Growth Fund, Inc., February 28, 2002


NOTES TO FINANCIAL STATEMENTS (concluded)


Transactions in capital shares for each class were as follows:


Class A Shares for the Six Months                        Dollar
Ended February 28, 2002                   Shares         Amount

Shares sold                              832,802     $    7,560,163
Shares redeemed                      (5,171,021)       (47,553,996)
                                  --------------     --------------
Net decrease                         (4,338,219)     $ (39,993,833)
                                  ==============     ==============




Class A Shares for the Year                              Dollar
Ended August 31, 2001                     Shares         Amount

Shares sold                            3,593,947     $   45,522,979
Shares issued to shareholders in
reinvestment of distributions          1,466,443         18,491,842
                                  --------------     --------------
Total issued                           5,060,390         64,014,821
Shares redeemed                      (4,634,129)       (55,009,450)
                                  --------------     --------------
Net increase                            426,261      $    9,005,371
                                  ==============     ==============




Class B Shares for the Six Months                        Dollar
Ended February 28, 2002                   Shares         Amount

Shares sold                            1,386,848     $   12,408,671
Automatic conversion of shares       (2,608,619)       (23,242,659)
Shares redeemed                     (22,825,183)      (203,548,282)
                                  --------------     --------------
Net decrease                        (24,046,954)     $(214,382,270)
                                  ==============     ==============




Class B Shares for the Year                              Dollar
Ended August 31, 2001                     Shares         Amount

Shares sold                            6,709,307     $   89,324,475
Shares issued to shareholders in
reinvestment of distributions         14,558,697        182,274,878
                                  --------------     --------------
Total issued                          21,268,004        271,599,353
Automatic conversion of shares       (3,242,822)       (37,637,562)
Shares redeemed                     (35,254,162)      (410,682,236)
                                  --------------     --------------
Net decrease                        (17,228,980)     $(176,720,445)
                                  ==============     ==============




Class C Shares for the Six Months                        Dollar
Ended February 28, 2002                   Shares         Amount

Shares sold                              490,752     $    4,414,051
Shares redeemed                      (4,151,857)       (37,036,904)
                                  --------------     --------------
Net decrease                         (3,661,105)     $ (32,622,853)
                                  ==============     ==============




Class C Shares for the Year                              Dollar
Ended August 31, 2001                     Shares         Amount

Shares sold                            1,818,727     $   23,731,558
Shares issued to shareholders in
reinvestment of distributions          2,766,633         34,665,905
                                  --------------     --------------
Total issued                           4,585,360         58,397,463
Shares redeemed                      (7,347,657)       (85,000,297)
                                  --------------     --------------
Net decrease                         (2,762,297)     $ (26,602,834)
                                  ==============     ==============




Class D Shares for the Six Months                        Dollar
Ended February 28, 2002                   Shares         Amount

Shares sold                            1,679,569     $   15,258,136
Automatic conversion of shares         2,577,496         23,242,659
                                  --------------     --------------
Total issued                           4,257,065         38,500,795
Shares redeemed                      (7,224,337)       (65,053,193)
                                  --------------     --------------
Net decrease                         (2,967,272)     $ (26,552,398)
                                  ==============     ==============




Class D Shares for the Year                              Dollar
Ended August 31, 2001                     Shares         Amount

Shares sold                            5,939,010     $   73,626,137
Automatic conversion of shares         3,215,687         37,637,562
Shares issued to shareholders in
reinvestment of distributions          3,824,916         48,117,445
                                  --------------     --------------
Total issued                          12,979,613        159,381,144
Shares redeemed                     (16,057,138)      (181,236,388)
                                  --------------     --------------
Net decrease                         (3,077,525)     $ (21,855,244)
                                  ==============     ==============



5. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of ..09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 30, 2001, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the six months ended February 28, 2002.


6. Commitments:
At February 28, 2002, the Fund had entered into foreign exchange contracts, under which it had agreed to purchase and sell various foreign currencies with approximate values of $6,113,000 and $21,165,000, respectively.



OFFICERS AND DIRECTORS


Terry K. Glenn, President and Director
M. Colyer Crum, Director
Laurie Simon Hodrick, Director
J. Thomas Touchton, Director
Fred G. Weiss, Director
Robert C. Doll Jr., Senior Vice President
Lawrence R. Fuller, Senior Vice President and Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Thomas D. Jones, III, Secretary


Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02101


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863